NINTH AMENDMENT TO LOAN AGREEMENT

      THIS NINTH AMENDMENT ("Amendment") made as of this 2nd day of June, 2001 among GRISTEDE'S FOODS, INC. (f/k/a Gristede's Sloan's Inc.), a Delaware corporation having its principal place of business at 823 Eleventh Avenue, New York, New York 10019 (the "Borrower"), each of the Subsidiaries of the Borrower listed on Schedule 1 annexed to the Agreement (as hereinafter defined) (individually, a "Guarantor" and collectively, the "Guarantors") (the Borrower and the Guarantors, collectively, the "Credit Parties"), CITIBANK, N.A., successor to European American Bank, having an office at 335 Madison Avenue, New York, New York 10017 ("Citibank" or a "Bank"), ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking organization, having an office at 511 Fifth Avenue, New York, New York 10017 ("Israel Discount" or a "Bank"), DIME SAVINGS BANK OF NEW YORK, FSB, successor to Keybank National Association, a national banking association, having an office at 1377 Motor Parkway, Islandia, New York 11788 ("Dime" or a "Bank") and BANK LEUMI USA, a New York trust company, having an office at 562 Fifth Avenue, New York, New York 10036 ("Leumi" or a "Bank") and CITIBANK, N.A., successor to European American Bank, as agent for the Banks (the "Agent").

                              W I T N E S S E T H :

      WHEREAS, the Borrower, the Banks and the Agent have entered into a Loan Agreement dated as of the 7th day of November, 1997, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated April 30, 1998, that certain Second Amendment dated as of August 29, 1998, that certain Third Amendment dated as of November 28, 1998, that certain Fourth Amendment dated as of February 27, 1999, that certain Fifth Amendment dated as of May 29, 1999, that certain Sixth Amendment dated as of November 27, 1999, that certain Seventh Amendment dated as of December 29, 2000 and that certain Eighth Amendment dated as of December 2, 2000 (as so amended, the "Agreement"); and

      WHEREAS, the Banks have made loans to the Borrower as evidenced by certain notes of the Borrower and specifying interest to be paid thereon; and

      WHEREAS, the Credit Parties have requested that the Agent and the Banks agree to amend (i) certain financial reporting requirements, and (ii) certain of the financial requirements contained in the Agreement.

      NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the

Agent and the Banks do hereby agree as follows:

      1. Defined Terms. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

      2. Amendment to EAB's Name. All references to European American Bank contained in the Agreement and the other Loan Documents shall be deemed amended to be references to the name "Citibank, N.A." and all references to EAB contained in the Agreement and the other Loan Documents shall be deemed amended to be references to the name "Citibank."

      3. Amendments. (a) Section 5.01(b)(ii) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(ii) Quarterly Financial Statements. As soon as available and in any event not later than (i) in the case of the fiscal quarter ended June 3, 2001, July 30, 2001, and (ii) in the case of all subsequent fiscal quarters, the date it is required to be filed with the Securities and Exchange Commission, a copy of Form 10-Q for each fiscal quarter of the Borrower, including the consolidated financial statements of the Borrower and its Consolidated Affiliates for such quarter and for year to date, including a balance sheet with a related statement of income and retained earnings and a statement of cash flows, all in reasonable detail and setting forth in comparative form the figures for the comparable quarter and comparable year to date period for the previous fiscal year, all such financial statements to be prepared by the Company and reviewed by BDO Seidman, LLP or such other independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent, all such financial statements to be prepared in accordance with GAAP."

            (b) Section 5.03(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(a) Minimum Consolidated Tangible Net Worth. The Borrower and Guarantors will maintain at all times a Consolidated Tangible Net Worth ("TNW") of not less than the following, to be tested quarterly:

Period                                                            Minimum TNW
------                                                            -----------

From November 29, 1999 until                                      $16,500,000.00
June 3, 2001

From June 4, 2001 until                                           $18,500,000.00
December 1, 2001

From December 2, 2001 and                                         $20,500,000.00
thereafter"

            (c) Section 5.03(c) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(c) Leverage Ratio. The Borrower and the Guarantors will at all times maintain a Leverage Ratio, to be tested quarterly, of not greater than the following:

Period                                                    Minimum Leverage Ratio
------                                                    ----------------------

From November 29, 1999 until                              4.50 to 1.00
June 3, 2001

From June 4, 2001 until                                   2.55 to 1.00
December 1, 2001

From December 2, 2001 and                                 2.25 to 1.00
thereafter"

            (d) Section 5.03(d) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(d) Funded Debt to EBITDA Ratio. The Borrower and Guarantors will maintain at all times on a consolidated basis, a Funded Debt to EBITDA Ratio, to be tested quarterly, of not greater than the following:

                                                                  Funded Debt to
Period                                                            EBITDA Ratio
------                                                            ------------

From November 29, 1999 until                                      4.80 to 1.00
June 3, 2001

From June 4, 2001 until                                           3.60 to 1.00
December 1, 2001

From December 2, 2001 and                                         2.00 to 1.00"
thereafter

            (e) Section 5.03(e) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "Fixed Charge Coverage Ratio. The Borrower and


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

            Guarantors will maintain at all times, on a consolidated basis, a minimum Fixed Charge Coverage Ratio of not less than the following, such ratio to be tested quarterly:

                                                                  Fixed Charge
Period                                                            Coverage Ratio
------                                                            --------------

From November 28, 1999 until                                      1.10 to 1.00
June 3, 2001

From June 4, 2001 until                                           1.40 to 1.00
December 1, 2001

From December 2, 2001 and                                         1.50 to 1.00
thereafter

            (f) Section 5.03(f) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(f) Debt Service Ratio. The Borrower and Guarantors will maintain at all times, on a consolidated basis, a minimum Debt Service Ratio of not less the following, such ratio to be tested quarterly:

Period                                                        Debt Service Ratio
------                                                        ------------------

From November 29, 1999 until                                  1.30 to 1.00
June 3, 2001

From June 4, 2001 until                                       2.65 to 1.00
December 1, 2001

From December 2, 2001 and                                     2.75 to 1.00
thereafter"

      5. Effectiveness. This Amendment shall become effective upon the receipt and satisfactory review by the Bank and its counsel of:

            (a) This Amendment, duly executed by the Borrower and each Guarantor; and

            (b) From the Borrower, an amendment fee of $20,000.00 for the pro rata distribution to the Banks, which has previously been paid.

      6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

      7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      8. Ratification. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK


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

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the year and date first above written.

CITIBANK, N.A., as Agent

By:____________________________
   George L. Stirling
   Vice President


CITIBANK, N.A.

By:____________________________
   George L. Stirling
   Vice President


ISRAEL DISCOUNT BANK OF NEW YORK

By:____________________________
   Name:
   Title:

By:____________________________
   Name:
   Title:


THE DIME SAVINGS BANK OF NEW YORK, FSB

By:____________________________
    Name:
    Title:


BANK LEUMI USA

By:____________________________
   Name:
   Title:

By:____________________________
   Name:
   Title:


GRISTEDE'S FOODS, INC.

By:____________________________
   John Catsimatidis
   Chief Executive Officer

CITY PRODUCE OPERATING CORP.

By:____________________________
   John Catsimatidis
   President


NAMDOR INC.

By:____________________________
   John Catsimatidis
   President


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